SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 19, 1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of March 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS1)


                 Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)

     DELAWARE                        33-56893           51-0362653
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
of Incorporation)              File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



Item 5.  Other Events

     On March 28, 1996, a single series of certificates, entitled Residential Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-KS1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") which was previously filed on Form 8-K, dated as of March 1, 1996, among Residential Asset Securities Corporation, as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). On June 19, 1996, the Depositor, the Master Servicer, and the Trustee executed Amendment No. 1 to the Pooling and Servicing Agreement for the purpose of adding provisions to the definitions of "Accrual Period" and "Effective Net Mortgage Rate" in Section 1.01 of the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing
Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               Item 601(a) of
               Regulation S-K
Exhibit No.         Exhibit No.              Description

     1                     4.1                 Amendment No. 1 to the
                                                  Pooling and Servicing
                                                 Agreement, dated as of
                                                 March 1, 1996, by and
                                                 among Residential Asset
                                                 Securities Corporation,
                                                 as depositor (the
                                                 "Depositor"),
                                                 Residential Funding
                                                 Corporation, as master
                                   servicer (the "Master
                                   Servicer") and The First
                                   National Bank of
                                   Chicago, as trustee (the
                                   "Trustee").


                       SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION


                                   By: /s/William E. Waldusky
                                   Name:   William E. Waldusky
                                   Title:    Vice President


Dated:  June 19, 1996
                                                  Index to Exhibits




Exhibit No.          Description                      Sequentially
                                                         Numbered
                                                           Page


1

          Amendment No. 1 to Pooling and
          Servicing Agreement, dated as of
          March 1, 1996, by and among
          Residential Asset Securities
          Corporation, as depositor (the
          "Depositor"), Residential
          Funding Corporation, as master
          servicer (the "Master Servicer")
          and The First National Bank of
          Chicago, as trustee (the
          "Trustee"), which Amendment No.
          1 is dated as of June 19, 1996
          and is by and among the
          Depositor, the Master Servicer,
          and the Trustee.




                       Exhibit 1




        RESIDENTIAL ASSET SECURITIES CORPORATION
                       Depositor,




            RESIDENTIAL FUNDING CORPORATION
                    Master Servicer,


                          and


          THE FIRST NATIONAL BANK OF CHICAGO,
                        Trustee




                  ____________________


              AMENDMENT NO. 1 dated as of
                  June 19, 1996 to the


            Pooling and Servicing Agreement
               Dated as of March 1, 1996


                  ____________________


        Residential Asset Securities Corporation
           Mortgage Pass-Through Certificates


                    Series 1996-KS1


          AMENDMENT No. 1 made as of this 19th day of June 1996, among Residential Asset Securities Corporation as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                  W I T N E S S E T H

          WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996, relating to the issuance of Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-KS1; and

          WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 11.01(a)(vi) of the Agreement for the purpose of adding provisions to the definitions of "Accrual Period" and "Effective Net Mortgage Rate" in Section 1.01 of the Agreement.

          NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2. The definition of "Accrual Period" in Section 1.01 of the Agreement is hereby amended by replacing such definition in its entirety with the following:

          On or before the Distribution Date in
          June, 1996, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. With respect to any Distribution Date on or after the Distribution Date in July, 1996, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

     3.   The definition of "Effective Net Mortgage Rate" in
Section 1.01 of the Agreement is hereby amended by replacing such definition in its entirety with the following:

          With respect to any Mortgage Loan or REO
          Property, for any Distribution Date, the annualized rate at which interest would have to accrue thereon on an actual/360 basis for a number of days equal to the number of days in the Accrual Period related to such Distribution
          Date in order to produce the aggregate amount of interest actually accrued at the related Net
          Mortgage Rate applicable during the one month period preceding the related Due Date or the most recently ended Due Period.


     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                              RESIDENTIAL ASSET SECURITIES
                              CORPORATION


                              By:  /s/ William Waldusky
                              Name:  William Waldusky
                              Title:    Vice President



                              RESIDENTIAL FUNDING
                              CORPORATION


                              By:  /s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title:   Director



                              THE FIRST NATIONAL
                              BANK OF CHICAGO


                              By:  /s/ R. Tarnas
                              Name:  R. Tarnas
                              Title:   Vice President

ACKNOWLEDGED AND AGREED:

MBIA INSURANCE COMPANY

By:  /s/ John D. Lohrs
Name:  John D. Lohrs
Title:   Vice President